Earnings Per Share	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Earnings Per Share
13	EARNINGS PER SHARE

The calculation of basic earnings per share for the year is based on the profit attributable to equity shareholders of the Company of RMB117,781 million (2017: RMB114,279 million; 2016: RMB108,741 million) and the weighted average number of 20,475,482,897 shares (2017: 20,475,482,897 shares; 2016: 20,475,482,897 shares) in issue during the year.

In 2016, 2017 and 2018 there was no dilutive potential ordinary shares of the Company outstanding. Therefore, there was no dilution impact on weighted average number of shares (diluted) of the Company.